Exhibit 99.2

July 28, 2016 Management Presentation Second Quarter 2016 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation, including our “ 2016 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with the SEC’s ongoing investigation and the related class action litigation claims ; • risks associated with severe effects of international, national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings .

3 SECOND QUARTER 2016 SUMMARY » Challenging quarter: organic revenue grew 0.3% and Adjusted EBITDA decreased 11.8% » Results impacted by timing and delayed ramp of new business, full quarter impact of prior client losses, international deceleration, decrease in billable pass - through costs, costs incurred ahead of revenue recognition for recent new business, and elevated severance related to our strategic action plan » Sharp acceleration in revenue and Adjusted EBITDA expected in second half of year, aided by tailwind from recent pick - up in new business activity » Revising full - year 2016 financial guidance to reflect softer than anticipated second quarter results and incremental contribution from recent Forsman & Bodenfors acquisition (closed July 1, 2016) Note: See appendix for definitions of non - GAAP measures

4 » Revenue increased 0.1% to $337.0 million from $336.6 million » Organic revenue growth of 0.3%, after a 20 basis points reduction from decreased billable pass - through costs » Net income attributable to MDC Partners of $1.2 million versus $29.6 million » Adjusted EBITDA decreased 11.8% to $41.9 million from $47.5 million » Adjusted EBITDA margin 12.4% versus 14.1% a year ago » Net new business wins of $36.9 million » Adjusted EBITDA Available for General Capital Purposes decreased 41.5% to $16.2 million from $27.8 million » Declared cash dividend of $0.21 per share SECOND QUARTER 2016 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

5 » Revenue increased 1.1% to $646.1 million from $638.8 million » Organic revenue growth of 1.2%, after a 120 basis points reduction from decreased billable pass - through costs » Net loss attributable to MDC Partners of ($22.1) million versus ($2.5) million » Adjusted EBITDA decreased 5.0% to $74.7 million from $78.6 million » Adjusted EBITDA margin 11.6% versus 12.3% a year ago » Net new business wins of $56.8 million » Adjusted EBITDA Available for General Capital Purposes decreased 23.8% to $29.0 million from $38.0 million FIRST HALF 2016 FINANCIAL HIGHLIGHTS Note: See appendix for definitions of non - GAAP measures

6 CONSOLIDATED REVENUE AND EARNINGS Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2016 2015 2016 2015 Revenue 337.0$ 336.6$ 0.1% 646.1$ 638.8$ 1.1 % Operating Expenses Cost of services sold 228.8 225.0 1.7% 440.3 435.5 1.1 % Office and general expenses 72.7 53.1 37.0% 150.5 127.4 18.2 % Depreciation and amortization 11.4 14.0 (18.4) % 22.7 26.3 (13.9) % Operating Profit 24.1 44.5 (45.9) % 32.6 49.7 (34.3) % Other, net 0.0 4.3 15.5 (13.7) Interest expense and finance charges (17.2) (13.3) (32.7) (28.4) Loss on redemption of notes - - (33.3) - Interest income 0.2 0.1 0.4 0.2 Income tax expense (4.4) (4.7) (2.4) (0.6) Equity in earnings (losses) of non-consolidated affiliates (0.3) 0.1 (0.1) 0.5 Income (loss) from Continuing Operations 2.4 31.1 (20.0) 7.7 Income (loss) from discontinued operations, net of taxes - 1.3 - (5.0) Net Income (loss) 2.4 32.4 (20.0) 2.7 Net income attributable to non- (1.3) (2.8) (2.1) (5.2) controlling interests Net Income (loss) Attributable to MDC Partners Inc. 1.2$ 29.6$ (22.1)$ (2.5)$ % Change Three Months Ended June 30, Six Months Ended June 30, % Change

7 » Organic revenue growth negatively impacted by decreased billable pass - through costs by 20 basis points in Q2 and 120 basis points year - to - date REVENUE SUMMARY Note: Actuals may not foot due to rounding (US$ in millions, except percentages) Revenue $ % Change Revenue $ % Change June 30, 2015 $336.6 $638.8 Foreign Exchange (2.5) -0.7% (6.2) -1.0% Acquisitions (Dispositions), net 1.9 0.6% 5.7 0.9% Organic Revenue Growth (Decline) 1.0 0.3% 7.7 1.2% Total Change 0.4 0.1% 7.3 1.1% June 30, 2016 $337.0 $646.1 Three Months Ended Six Months Ended

8 REVENUE BY GEOGRAPHY » U.S. impacted by timing and delayed ramp of new accounts, the full quarter impact of prior client losses, and decreased billable pass - through costs » Deceleration in International due to timing and shift of some work loads for global clients from overseas to domestic agency locations Note: Actuals may not foot due to rounding (US$ in millions, except percentages) Total Total Organic Revenue Total Total Organic Revenue Revenue Growth Growth (Decline) Revenue Growth Growth (Decline) United States $273.0 0.6% -0.1% $525.2 0.3% -0.6% Canada 33.6 -5.1% -0.6% 62.0 -5.0% 1.7% North America 306.6 -0.1% -0.1% 587.2 -0.2% -0.4% Other 30.4 2.2% 4.7% 58.9 17.3% 19.6% Total $337.0 0.1% 0.3% $646.1 1.1% 1.2% Three Months Ended June 30, 2016 Six Months Ended June 30, 2016

9 Q2 2016 Mix Year - over - Year Growth by Category » Fastest growing client sectors: Communications, Food & Beverage, Automotive » Diversification continues: Top 10 clients declined to 23.6% of revenue in Q2 2016 from 24.1% a year ago (largest <4%) REVENUE BY CLIENT INDUSTRY Q2 2016 2016 YTD Above 10% Communications, Food & Beverage, Automotive Automotive, Communications 0% to 10% --- Food & Beverage, Technology Below 0% Healthcare, Technology, Financials, Retail, Consumer Products Healthcare, Financials, Consumer Products, Retail * Excludes discontinued operations Note: Actuals may not foot due to rounding. Year - over - year category growth shown on a reported basis.

10 ORGANIC REVENUE GROWTH 1 Peers include Omnicom, IPG, WPP, Havas and Publicis . MDC Partners vs. Peers 1 Trailing 12 Month Organic Revenue Growth (Decline)

11 » Adjusted EBITDA impacted by delayed revenue, new business start - up costs, and incremental severance expense at corporate related to our strategic action plan ADJUSTED EBITDA 1 Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q2 2016 press release for a reconciliation of Net los s t o Adjusted EBITDA. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) 2016 2015 2016 2015 Total Revenue 337.0$ 336.6$ 0.1% 646.1$ 638.8$ 1.1 % Advertising and Communications 52.8 60.5 (12.7) % 95.6 104.7 (8.7) % Corporate Group (10.9) (13.0) (16.3) % (20.8) (26.1) (20.1) % Adjusted EBITDA (1) 41.9$ 47.5$ (11.8) % 74.7$ 78.6$ (5.0) % margin 12.4% 14.1% 11.6% 12.3% % Change Three Months Ended June 30, Six Months Ended June 30, % Change

12 ADJUSTED EBITDA AVAILABLE FOR GENERAL CAPITAL PURPOSES 1 Adjusted EBITDA is a non GAAP measure. See schedules 2 through 5 of the Q2 2016 press release for a reconciliation of Net los s t o Adjusted EBITDA. 2 Capital Expenditures, net represents capital expenditures net of landlord reimbursements. 3 Cash Interest, net & Other represents the cash interest paid for our borrowings, less interest income, adjusted for the quart er ly accrual of cash interest under our Senior Notes. See Appendix for reconciliation of amounts. 4 Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure, and represents funds available for repayment of d ebt, acquisitions, deferred acquisition consideration, dividends, and other general corporate initiatives. (US$ in millions) 2016 2015 2016 2015 Adjusted EBITDA (1) $41.9 $47.5 $74.7 $78.6 Net Income Attibutable to the Noncontrolling Interests (1.3) (2.8) (2.1) (5.2) Capital Expenditures, net (2) (7.0) (3.8) (12.6) (9.1) Cash Taxes (0.7) (0.2) (0.8) (0.7) Cash Interest, net & Other (3) (16.7) (12.9) (30.2) (25.5) Adjusted EBITDA Available for General Capital Purposes (4) $16.2 $27.8 $29.0 $38.0 Three Months Ended June 30, Six Months Ended June 30,

13 AVAILABLE LIQUIDITY 1 1 Subject to available borrowings under the Credit Facility. (US$ in millions) June 30, 2016 December 31, 2015 Commitment Under Facility $325.0 $325.0 Drawn 107.4 0.0 Undrawn Letters of Credit 4.6 5.0 Undrawn Commitments Under Facility $213.0 $320.0 Total Cash & Cash Equivalents 16.1 61.5 Liquidity $229.1 $381.5

14 2016 FINANCIAL OUTLOOK Revenue Adjusted EBITDA Adjusted EBITDA Available for General Capital Purposes Implied Adjusted EBITDA Margin $1.326 billion $197.7 million $113.4 million 14.9% $1.390 to $1.420 billion $205 to $215 million $110 to $120 million 14.7% to 15.1% +4.8% to +7.1% +3.7% to +8.8% - 3.0% to +5.8% - 15 to +25 basis points 2015 Actuals Implied Year over Year Change Revised 2016 Guidance $1.410 to $1.440 billion $225 to $235 million $130 to $140 million 15.8% to 16.4% Prior 2016 Guidance Note: See appendix for definitions of non - GAAP measures

15 APPENDIX

16 Note: Actuals may not foot due to rounding REVENUE TRENDING SCHEDULE (US$ in thousands, except percentages) Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 YTD Revenue United States $228,833 $243,128 $249,128 $272,385 $993,474 $252,018 $271,375 $270,512 $291,146 $1,085,051 $252,198 $272,991 $525,189 Canada 30,913 39,028 38,052 42,397 150,390 29,825 35,432 29,559 34,222 129,038 28,406 33,614 62,020 North America 259,746 282,156 287,180 314,782 1,143,864 281,843 306,807 300,071 325,368 1,214,089 280,604 306,605 587,209 Other 15,108 17,200 22,211 25,129 79,648 20,379 29,799 28,344 33,645 112,167 28,437 30,442 58,879 Total $274,854 $299,356 $309,391 $339,911 $1,223,512 $302,222 $336,606 $328,415 $359,013 $1,326,256 $309,042 $337,047 $646,089 % of Revenue United States 83.3% 81.2% 80.5% 80.1% 81.2% 83.4% 80.6% 82.4% 81.1% 81.8% 81.6% 81.0% 81.3% Canada 11.2% 13.0% 12.3% 12.5% 12.3% 9.9% 10.5% 9.0% 9.5% 9.7% 9.2% 10.0% 9.6% North America 94.5% 94.3% 92.8% 92.6% 93.5% 93.3% 91.1% 91.4% 90.6% 91.5% 90.8% 91.0% 90.9% Other 5.5% 5.7% 7.2% 7.4% 6.5% 6.7% 8.9% 8.6% 9.4% 8.5% 9.2% 9.0% 9.1% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Total Growth % United States 14.6% 12.6% 13.6% 15.6% 14.1% 10.1% 11.6% 8.6% 6.9% 9.2% 0.1% 0.6% 0.3% Canada -3.6% 15.0% 12.3% 18.6% 10.9% -3.5% -9.2% -22.3% -19.3% -14.2% -4.8% -5.1% -5.0% North America 12.1% 12.9% 13.4% 16.0% 13.7% 8.5% 8.7% 4.5% 3.4% 6.1% -0.4% -0.1% -0.2% Other 33.5% 33.8% 55.8% 40.4% 41.4% 34.9% 73.3% 27.6% 33.9% 40.8% 39.5% 2.2% 17.3% Total 13.1% 13.9% 15.7% 17.5% 15.2% 10.0% 12.4% 6.1% 5.6% 8.4% 2.3% 0.1% 1.1% Organic Revenue Growth (Decline) % United States 12.0% 9.5% 7.7% 10.5% 9.9% 6.9% 6.6% 6.1% 5.9% 6.4% -1.2% -0.1% -0.6% Canada -2.2% 3.5% 14.0% 22.1% 9.7% 3.2% 2.1% -5.5% -4.3% -1.4% 4.5% -0.6% 1.7% North America 10.0% 8.7% 8.5% 12.1% 9.9% 6.5% 6.0% 4.6% 4.5% 5.4% -0.6% -0.1% -0.4% Other 29.0% 27.8% 37.4% 19.5% 27.8% 23.7% 45.5% 20.0% 39.9% 31.9% 41.4% 4.7% 19.6% Total 10.9% 9.6% 10.1% 12.5% 10.8% 7.4% 8.3% 5.7% 7.2% 7.1% 2.2% 0.3% 1.2% Growth % from Foreign Exchange United States 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Canada -8.6% -6.1% -4.7% -7.6% -6.7% -11.2% -11.3% -16.8% -15.0% -13.7% -9.3% -4.6% -6.7% North America -1.2% -0.8% -0.6% -1.0% -0.9% -1.3% -1.6% -2.2% -2.0% -1.8% -1.0% -0.5% -0.7% Other 4.5% 6.0% 2.2% -5.7% 1.0% -12.5% -16.5% -11.7% -7.6% -12.1% -4.3% -3.0% -3.5% Total -0.9% -0.5% -0.5% -1.3% -0.8% -2.0% -2.4% -2.9% -2.4% -2.5% -1.2% -0.7% -1.0% Growth % from Acquisitions (Dispositions), net United States 2.6% 3.1% 5.9% 5.1% 4.2% 3.2% 5.0% 2.5% 1.0% 2.8% 1.3% 0.7% 1.0% Canada 7.2% 17.6% 3.0% 4.1% 7.9% 4.5% 0.0% 0.0% 0.0% 0.9% 0.0% 0.0% 0.0% North America 3.3% 5.0% 5.5% 5.0% 4.7% 3.4% 4.3% 2.1% 0.8% 2.6% 1.2% 0.6% 0.9% Other 0.0% 0.0% 16.2% 26.6% 12.5% 23.8% 44.2% 19.3% 1.6% 21.0% 2.4% 0.5% 1.3% Total 3.1% 4.8% 6.1% 6.3% 5.1% 4.5% 6.6% 3.4% 0.9% 3.8% 1.3% 0.6% 0.9% 2014 2015 2016

RECONCILIATIONS

(US$ in millions)

	2015					2016		
	Q1	Q2	Q3	Q4	FY	Q1	Q2	YTD
Other items, net								
SEC investigation and class action litigation expenses	$ 5,762	$ 3,882	$ 2,722	$ 1,340	$ 13,706	$ 1,486	$ 1,359	$ 2,845
D&O insurance proceeds	-	-	-	(1,000)	(1,000)	-	(1,107)	(1,107)
CEO repayment for certain perquisites and expenses	-	(8,600)	(1,877)	(808)	(11,285)	-	-	-
CEO and CAO termination related expenses	-	-	6,906	-	6,906	-	-	-
Total other items, net	$ 5,762	$ (4,718)	$ 7,751	$ (468)	$ 8,327	$ 1,486	$ 252	$ 1,738
Capital expenditures, net								
Capital expenditures	$ (5,656)	$ (3,848)	$ (8,161)	$ (5,910)	$ (23,575)	$ (5,539)	$ (7,909)	$ (13,448)
Landlord reimbursements	356	36	1,259	805	2,456	-	871	871
Total capital expenditures, net	$ (5,300)	$ (3,812)	$ (6,902)	$ (5,105)	$ (21,119)	$ (5,539)	$ (7,038)	$ (12,577)
Cash interest, net & other								
Cash interest paid	$ (367)	$ (25,401)	$ (590)	$ (26,308)	$ (52,666)	$ (25,703)	$ (1,212)	$ (26,915)
Bond interest accrual adjustment	(12,403)	12,403	(12,403)	12,403	-	11,995	(15,680)	(3,685)
Adjusted cash interest paid	(12,770)	(12,998)	(12,993)	(13,905)	(52,666)	(13,708)	(16,892)	(30,600)
Interest income	119	105	114	129	467	178	203	381
Other	-	-	-	-	-	-	-	-
Total cash interest, net & other	$ (12,651)	$ (12,893)	$ (12,879)	$ (13,776)	$ (52,199)	$ (13,530)	$ (16,689)	$ (30,219)

Note: Actuals may not foot due to rounding

17

18 Note: Actuals may not foot due to rounding SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2016 2015 Cash flows provided by (used in) continuing operating activities ($138.5) $69.5 Discontinued operations 0.0 (1.0) Net cash provided by (used in) operating activities ($138.5) $68.5 Cash flows used in continuing investing activities ($16.8) ($36.1) Discontinued operations 0.0 18.1 Net cash used in investing activities ($16.8) ($18.0) Cash flows provided by (used in) continuing financing activities $109.7 ($129.1) Discontinued operations 0.0 (0.0) Net cash provided by (used in) financing activities $109.7 ($129.1) Effect of exchange rate changes on cash and cash equivalents $0.2 $0.2 Net decrease in cash and cash equivalents ($45.4) ($78.5) Six Months Ended June 30,

19 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA 1 This amount is in addition to ( i ) $47.1 million of options to purchase only exercisable upon termination not within the control of the Company, or death, and (i i) the excess of the initial redemption value recorded in Redeemable Noncontrolling Interests over the amount the Company would be required to pay to the holders should the Company acquire the remaining ownership interests of $2.8 million. Incremental (US$ in millions) Cash Stock Total Income in Period 2016 2.6 0.0 2.6 1.1 2017 3.6 0.0 3.6 0.0 2018 2.7 0.1 2.8 2.4 2019 1.5 0.0 1.5 0.0 Thereafter 4.9 0.0 4.9 1.9 Total $15.3 $0.1 $15.4(1) $5.4 Effective Multiple 2.9x Estimated Put Impact at June 30, 2016 Payment Consideration

20 DEFINITION OF NON - GAAP MEASURES Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of the following calculation: ( i ) the change in revenue during the relevant time period, less (ii) for each business acquired in the current year, the incremental impact on revenue for the comparable period prior to the Company’s ownership of such acquired business, less revenue from each business acquired by the Company in the previous year through the twelve month anniversary of the Company’s ownership, plus (iii) for each business disposed of in the current year, the incremental impact on revenue for the comparable period after the Company’s disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the Company’s disposition, less (iv) foreign exchange impacts. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non - GAAP measure that represents operating profit plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments, distributions from non - consolidated affiliates, and other items. Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes: Adjusted EBITDA Available for General Capital Purposes is a non - GAAP measure that represents Adjusted EBITDA less net income attributable to the noncontrolling interests, capital expenditures net of landlord reimbursements, cash taxes, and cash interest, net & other. Net Bank Debt or Net Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on July 28, 2016.

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